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                                 EXHIBIT 10.22

                         REGISTRATION RIGHTS AGREEMENT




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                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT, dated December 13, 1995 by and between MYCOGEN CORPORATION, a California corporation (the "Company") and PIONEER OVERSEAS CORPORATION, an Iowa corporation ("Pioneer").

     This Agreement is made in connection with that certain Common Stock Purchase Agreement dated December 13, 1995 between the Company and Pioneer relating to the acquisition by Pioneer of 3,000,000 shares of the Company's Common Stock (such shares of the Company's common stock are referred to as the "Common Shares") (such Agreement is referred to as the "Stock Purchase Agreement").

     The parties hereby agree as follows:

     1.  DEFINITIONS.  For purposes of this Agreement:

          (a) The term "Closing" shall mean the initial sale of the Common
Shares.

          (b) The term "Commission" shall mean the Securities and Exchange Commission or other federal agency at the time administering the Securities Act.

          (c) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (d) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

          (e) The term "Holder" means each of Pioneer, any controlled affiliate of Pioneer that at any time holds any Registrable Securities and any other third party to which Pioneer or any controlled affiliate(s) of Pioneer (or both) have transferred Registrable Securities having a fair market value of at least Five Million Dollars ($5,000,000) at the time of such transfer and in compliance with
Section 12.2 hereof.

          (f) The term "Majority Holders" means the Holders of a majority of shares of Common Shares included in a registration.

          (g) The term "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

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          (h) The term "Registrable Securities" means:  (i) the shares of the
Common Shares issued pursuant to the Stock Purchase Agreement, and (ii) any other shares of the Company's Common Stock issued in respect of such shares as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events; provided, however, that shares of the Company's Common Stock
                --------  -------
that are Registrable Securities shall cease to be Registrable upon any sale pursuant to a registration statement or Rule 144 (other than Rule 144(k)) under the Securities Act.

          (i) The term "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (j) The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

      2.  DEMAND REGISTRATION.

          2.1. REQUEST FOR REGISTRATION. At any time after the first anniversary of the Closing and from time to time thereafter, any Holder may make a written request for registration all or any part of its Registrable Securities (provided that if the Company is then entitled to use Form S-3 or any successor form thereto to register shares of its Common Stock, then such requested registration shall be on Form S-3 or any successor form thereto) under the Securities Act and, subject to Section 5.4, the securities or blue sky laws of any jurisdictions designated by any Holder having Registrable Securities included in such registration (a "Demand Registration"). The Company shall, subject to Section 2.3 hereof, use reasonably diligent efforts to effect up to two (2) Demand Registrations for Registrable Securities. Each Demand Registration shall specify the number of Registrable Securities proposed to be sold, which shall include at least such number of shares, when combined with shares to be registered by other persons pursuant to demand registration rights, to yield an anticipated aggregate offering price, net of underwriting discounts and commissions, of Ten Million Dollars ($10,000,000), and shall also specify the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration under the Securities Act of the Registrable Securities to be registered and the qualification thereof under applicable blue sky or other state securities laws, including the preparation of an appropriate registration statement and filing the same with the Commission as soon as practicable following the applicable initiating written request for registration.

          If, in the good faith judgment of the Board of Directors of the Company, a Demand Registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing or effectiveness of such registration statement at such time, and the Company furnishes the Holders a certificate signed by the President of the Company to that effect, then the Company shall have the right to defer such filing for a period during which such disclosure would be seriously detrimental, provided that the Company may not defer the filing for a period of more than one hundred twenty (120) days after receipt of the request for registration from any Holder, and provided further that the Company may not defer the filing of a registration statement for a Demand Registration more than once during any twelve (12) month period. The registration statement filed pursuant to the request of any Holder pursuant to this Section 2.1 may


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include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

          2.2. EFFECTIVE REGISTRATION AND EXPENSES. A registration shall not constitute a Demand Registration until it has become effective and unless each Holder making the Demand Registration has registered and sold at least ninety percent (90%) of the Registrable Securities it requests to be included in such registration. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such Demand Registration becomes effective, unless such Demand Registration fails to become effective because the request of registration is withdrawn by any Holder that proposes to include Registrable Securities in such registration for any reason other than those set forth in Section 6 hereof or as a result of any other fault of any such Holder.

          2.3. SELECTION OF UNDERWRITERS. If any Demand Registration is in the form of an underwritten offering, the Company shall select and obtain the investment banker or investment bankers (which shall be a nationally recognized prominent investment banking firm) and manager or managers that will administer the offering (the "Approved Underwriter"); provided, that, the Approved Underwriter shall be reasonably acceptable to the Majority Holders. If the Approved Underwriter advises the Holder(s) participating in the Demand Registration in writing that marketing factors require limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated pro rata among the participating Holders.

     3. PIGGY-BACK REGISTRATION. If, at any time after the date hereof, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company any class of security either for its own account or for the account or accounts of its security holders (other than a registration statement on Form S-4 or S-8 or any successor or similar forms thereto), then the Company shall give prompt written notice of such proposed filing to each Holder, which notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended) and offer such Holders the opportunity to register such number, as the case may be, of Registrable Securities as such Holders may request. Upon written request received by the Company from any Holder within ten (10) days after receipt of such notice by the Company to such Holder, the Company shall (subject to the provisions of this Section 3) use reasonably diligent efforts to cause to be registered under the Securities Act all of the Registrable Securities requested to be registered by such Holders in such written notice to the Company. The Company is required to include the Registrable Securities requested by the Holder(s) in an unlimited number of piggy-back registrations pursuant to this Section 3. Subject to
Section 8, the Company shall request that the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") permit such Holders to participate in the registration for such offering to include such Registrable Securities in such offering. Notwithstanding the foregoing, if, in the opinion of the Company Underwriter, the total amount or kind of securities which such Holders, the Company and any other persons or entities intend to include in such offering (the "Total Securities") is sufficiently large to have a material adverse effect on the distribution of the Total Securities: (i) in the case of an underwritten offering on behalf of the Company, then the amount or kind of securities to be offered for the account of such Holders and such other persons or entities shall be reduced pro rata to the extent necessary to reduce the Total Securities (other than securities the Company proposes to sell in such primary offering) to the amount recommended by the Company Underwriter; and (ii) in the case of an underwritten secondary offering in respect of a registration made on demand of holders of

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the Company's securities, then the amount or kind of securities to be offered for the account of such Holders and such other persons or entities with the exception of the Company shall be reduced pro rata to the extent necessary to reduce the Total Securities (other than the securities included therein held by the holders other than Holder(s) for whom such registration is a demand registration) to the amount recommended by the Company Underwriter. The Company shall bear all Registration Expenses in connection with any registration pursuant to this Section 3.

     4.  HOLDBACK AGREEMENTS.

          4.1. RESTRICTIONS ON PUBLIC SALE BY PIONEER AND OTHER HOLDERS. Each Holder hereby agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the ten (10) business days prior to, and during the ninety (90) day period beginning on, the effective date of a registration statement of the Company (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the Company Underwriter in the case of an underwritten public offering; provided,
                                                                    --------
that each executive officer of the Company, each Director of the company and a majority in interest of (based on the number of shares of Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock of the company held by) holders (other than the Holders) of five percent (5%) or more of the then outstanding shares of Common Stock of the Company (after giving effect to the conversion, exercise or exchange of such shares into Common Stock of the Company; a "5% Holder") shall have agreed to equivalent (or more stringent) market stand-off arrangements. In order to ensure compliance with this Section 4.1, the Company hereby agrees to notify each Holder as to the status and proposed effective date of any registration statement of the Company that is filed with the Company.

          4.2. RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Forms S-4 or S-8 or any successor or similar forms thereto) during the ten (10) business days prior to, and during the ninety (90) day period beginning on, the effective date of any registration statement in which any Holder is participating or the commencement of a public distribution of the Registrable Securities pursuant to such registration statement. The Company agrees to use diligent efforts to cause each executive officer of the Company, each director of the Company and each 5% Holder to enter into a similar agreement with the Company.

     5. REGISTRATION PROCEDURES. Whenever registration of Registrable Securities has been requested pursuant to Section 2 of this Agreement, the Company shall use diligent efforts to effect such registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as promptly as practicable, and in connection with any such request, the Company shall, as promptly as practicable:

         5.1.  prepare and file with the Commission a registration statement and use diligent efforts to cause such registration statement to become effective and to remain effective for at least one hundred twenty (120) days (or such shorter period as is required to dispose of all Registrable Securities covered by such registration statement); provided, however, that before filing a
                                         --------  -------
registration statement

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or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Majority Holders ("Special Counsel") with an opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, which documents shall be subject to the review of Special Counsel;

         5.2. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period which will terminate when all Registrable Securities covered by such registration statement have been sold (but in any event no longer than one hundred twenty (120) days), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period;

         5.3. as soon as reasonably possible, furnish to each participating Holder and the underwriters prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities;

         5.4. use diligent efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any participating Holder requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally
        --------
to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.4, (ii) subject itself to taxation (other than taxes connected with such registration transaction which shall be paid by the Holders with respect to the Registrable Securities) in any such jurisdiction,
(iii) consent to general service of process in any such jurisdiction or (iv) take any action other than filing appropriate blue sky registration or blue sky qualification documentation and paying related filing fees;

         5.5. notify each participating Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each participating Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

         5.6. enter into and perform customary agreements (including an underwriting agreement in customary form with the managing underwriter, if any, selected as provided in Section 2 and containing such representation and warranties by the Company and such other terms and provisions as are customarily contained in agreements of that type, including, but not limited to,

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indemnities to the effect and to the extent provided in Section 7) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

         5.7. use reasonable efforts to obtain an appropriate opinion from counsel for the Company and a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by opinions of counsel and cold comfort letters typically given to underwriters in an underwritten public offering, which shall be addressed to the underwriters, if any, and to the participating Holders; provided, however, that failure to provide such opinion or letter shall not give rise to any action, at law or in equity, for damages or injunctive or other relief, but rather shall only entitle each participating Holder to withdraw their Registrable Securities from such registration statement;

         5.8. advise the Holder(s) promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission or any state authority or agency suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

         5.9. cause the Registrable Shares covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities as may be necessary in the reasonable judgment of counsel for the Company to facilitate the disposition of such Registrable Shares in accordance with the plan of distribution set forth in such registration statement;

         5.10. otherwise use its diligent efforts in connection with each registered offering of Registrable Shares hereunder to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended, including section 11(a) of the Securities Act and Rule 158 thereunder;

         5.11. cause all such Registrable Shares to be listed on each securities exchange or market trading system on which similar securities issued by the Company are then listed;

         5.12. provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

         5.13. at reasonable times and upon reasonable notice, and as necessary to permit a reasonable investigation with respect to the Company and its business in connection with the preparation and filing of such registration statement, make available for inspection by the Holder(s) , by any managing underwriter or other underwriters participating in any disposition of Registrable Shares, and by any attorney, accountant or other agent, representative or advisor retained by the Holder(s) or any such underwriters, all pertinent financial and other records and corporate documents of the Company; and cause all of the Company's officers, directors and employees and its independent accountants to furnish all information reasonably requested by, and to discuss pertinent aspects of the Company's business with, the Holder(s) and any such underwriter, accountant, agent, representative or advisor in connection with such registration statement;

         5.14. if any registration statement refers to the Holder(s) by name or otherwise as the holder of any securities of the Company, and if the Holder(s) reasonably believes it is or may be

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deemed to be a control person in relation to, or an Affiliate of, the Company, then the Holder(s) shall have the right to require (i) insertion in such registration statement of language, in form and substance reasonably satisfactory to the Holder(s), to the effect that the ownership by the Holder(s) of such securities is not to be construed as and is not intended to be a recommendation by the Holder(s) of the investment quality of, or the relative merits and risks attendant to the purchase of, the Company's securities covered thereby, and that such ownership does not imply that the Holder(s) will assist in meeting any future financial or operating requirements of the Company, or
(ii) in the case where the reference to the Holder(s) by name or otherwise is not required by the Securities Act or any similar federal or state statute then in effect, the deletion of the reference to the Holder(s); and

         5.15. cooperate in all reasonable respects in the marketing efforts of the underwriters and the Holder(s), including, without limitation, by making available, as requested by the underwriters and the Holder(s), the senior executive officers of the Company for attendance at, and active participation with the underwriters in, conference calls or informational or so-called "roadshow" meetings with prospective purchasers of the Registrable Securities being offered, including meeting with groups of such purchasers or with individual purchasers, providing information and answering questions by the Company at such meetings, and traveling to locations in the United States and abroad as reasonably selected by the underwriters.

         The Company may require each participating Holder to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time legally require.

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     6.  REGISTRATION EXPENSES.  The Company shall pay all expenses (other than from underwriting discounts and commissions) arising from or incident to the Company's performance of, or compliance with, this Agreement, including without limitation, (i) Commission and National Association of Securities Dealers, Inc. or other exchange registration and filing fees, (ii) all fees and expenses incurred in complying with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees and expenses incurred by the Company, and (v) all registration, filing and qualification fees, regardless of whether such registration statement is declared effective; provided, however, that if a registration of the Registrable
                    --------  -------
Securities is withdrawn at the request of the Majority Holders (other than as contemplated in Section 5.7 or as a result of (i) material adverse information concerning the business or financial condition of the Company which is made known to the participating Holders after the date on which such registration was requested, (ii) a reduction of 15% in the number of Registrable Securities included in such registration, based on the opinion of the managing underwriter that the inclusion of all Registrable Securities requested to be included would materially and adversely affect the offering, (iii) a material breach by the Company of its obligations under this Agreement, or (iv) a decline of more than 15% of the market price per share for the Registrable Securities from that in effect on the date on which such registration was requested), the participating Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of shares (including the Registrable Securities) included in such registration.

     In the context of a Demand Registration, in the event the participating Holders comply with the requirements of this Section 6 and Section 10 of this Agreement, the provisions of Section 10 with respect to the use (or nonuse) of such Demand Registration shall apply. The participating Holders shall pay the fees and disbursements of their own counsel (including the Special Counsel) and other advisors in connection with any registration of Registrable Securities. All of the expenses payable by the Company as set forth in this Section 6 are herein called "Registration Expenses".

     7.  INDEMNIFICATION; CONTRIBUTION.

         7.1. INDEMNIFICATION BY THE COMPANY. The Company shall indemnify, to the full extent permitted by law, each Holder, officers, directors and agents of such Holder and each person who controls such Holder (within the meaning of the Securities Act or the Exchange Act), and any investment advisor thereof from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable costs of investigation and attorneys fees) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any Holder expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders.

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          7.2.  INDEMNIFICATION BY THE HOLDERS.  In connection with any registration statement in which any Holder is participating pursuant to Section 2 or 3 hereof, each such participating Holder severally agrees to furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request for use in connection with any such registration statement or prospectus and severally shall indemnify, to the extent permitted by law, the Company, each other participating Holder, their respective officers, directors and agents, any underwriter retained by the Company or such other Holders and each person who controls the Company, any such other Holder or such underwriter (with the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to any such information furnished in writing by such indemnifying Holder.

          7.3. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement provided that the failure so to notify the
                           --------
Indemnifying Party shall not relieve it of any liability that it may have to the Indemnified Party hereunder. In case notice of commencement of any such action shall be given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless
(a) the Indemnifying Party agrees to pay the same, (b) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party, (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (i) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (ii) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party). No Indemnifying Party shall be liable for any settlement entered into without its written consent, which shall not be unreasonably withheld or delayed.

          7.4. CONTRIBUTION. If the indemnification provided for in this Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative faults of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to

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information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1, 7.2 and 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

     8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements entered into in accordance with this Agreement and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, in customary form and otherwise reasonably required under the terms of such underwriting arrangements.

     9. RULE 144. The Company covenants that it shall file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder; and that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act. The Company shall, upon the request of any Holder, deliver to such Holder a written statement as to whether it has complied with such requirements. The covenant contained in this Section 9 shall survive termination of registration rights contained herein pursuant to Section 11 below for a period of two (2) years.

     10. RIGHT TO WITHDRAW. Any Holder may withdraw any of its Registrable Securities from registration of any Registrable Securities at any time by written notice to the Company, provided that in the event any such withdrawals with respect to a Demand Registration would result in the registration of an insufficient number of Common Shares to yield an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $10,000,000, then the Company shall not be obligated to register such Common Shares and (other than withdrawals from such registration for any of the reasons set forth in Section 6) one Demand Registration shall be deemed to have been used for purposes of Section 2.1 herein unless the participating Holders collectively reimburse (within thirty (30) days after the termination of such registration) the Company for all Registration Expenses incurred by the Company prior to the termination of such registrations.

     11. TERM OF REGISTRATION RIGHTS. The registration rights granted to any Holder hereunder shall terminate on the date on which such Holder would be entitled to resell all of the Registrable Securities then held by it within three months pursuant to Rule 144.

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

     12.  MISCELLANEOUS.

          12.1. NO INCONSISTENT AGREEMENTS. The Company covenants that it will not undertake obligations with respect to the registration of its securities that are inconsistent with the registration rights contained in this Agreement.

          12.2. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registerable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such security who, after such assignment or transfer, holds at least 500,000 shares of Registerable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided that: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the same and the address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 4.1 above; and (iii) such assignment shall be effective only if immediately following such transfer or assignment the further disposition of the securities by the transferee or assignee is restricted under the Securities Act.

          12.3. REMEDIES. Pioneer and each other Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a reach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

          12.4. AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waiver of consents to departures from the provisions hereof may not be given other than by written instrument signed by the Company and each person who, at such time, is a Holder.

          12.5. NOTICES. All notices and other communications provided for or permitted hereunder shall be made by hand delivery or registered first-class mail: (i) if to the Company at Mycogen Corporation, 5501 Oberlin Drive, San Diego, California 92121, Attention: Carlton J. Eibl, and (ii) if to Pioneer at 700 Capital Square, 400 Locust Street, De Moines, Iowa 50309 Attention: Daniel Cornelison and (iii) if to any other Holder, at such Holder's address delivered to the Company in accordance with the foregoing.

          All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered or five (5) business days after being deposited in the mail, postage prepaid, if mailed.

          12.6. SUCCESSORS AND ASSIGNS. Except as otherwise provided for herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

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

          12.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          12.8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within that State.

          12.9. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of Pioneer and each other Holder shall be enforceable to the fullest extent permitted by law.

          12.10. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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    IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                 MYCOGEN CORPORATION, a Delaware
                                 corporation


                                 By:   /s/ CARLTON J. EIBL
                                       -------------------------------
                                           Carlton J. Eibl
                                           President and Chief Operating Officer


                                 PIONEER HI-BRED INTERNATIONAL,
                                 INC., an Iowa corporation


                                 By:   /s/ CHUCK JOHNSON
                                       -----------------------
                                           Chuck Johnson
                                           Chief Operating Officer



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